                                                                   EXHIBIT 10.50

                              FIRST AMENDMENT TO
                              ------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is entered into on this 17 day of April, 2001, by and among:

          CITIZENS BANK OF MASSACHUSETTS (the "Lender"), a Massachusetts state chartered bank having offices located at 53 State Street, Boston, Massachusetts; and

          JLM INDUSTRIES, INC., a corporation organized under the laws of Delaware ("JLM Industries"), JLM MARKETING, INC., a corporation organized under the laws of Delaware ("JLM Marketing"), JLM TERMINALS, INC., a corporation organized under the laws of North Carolina ("JLM Terminals"), JLM INTERNATIONAL, INC., a corporation organized under the laws of Delaware ("JLM International"), JLM CHEMICALS, INC., a corporation organized under the laws of Delaware ("JLM Chemicals"), and BROWNING CHEMICAL CORPORATION, f/k/a Browning Acquisition, Inc., a Delaware corporation ("Browning Chemical"), JLM REALTY, INC., a North Carolina corporation("JLMRealty"),MAC AVIATION ENTERPRISES, Inc a Delaware corporation ("Aviation"), JLM (IND.), INC., an Indiana corporation ("JLM (Ind.)"), ILLINOIS MARKETING SERVICES, INC.,an Illinois corporation ("Illinois Marketing"), ILLINOIS INTERNATIONAL SERVICES, INC., an Illinois corporation ("Illinois Services"), and JLM EXPORT COMPANY, a corporation organized under the laws of Barbados ("JLM Export" and collectively, jointly and severally, together with JLM Industries, JLM Marketing, JLM Terminals, JLM International, JLM Chemicals, Browning Chemical, JLM Realty, Aviation, JLM (Ind.), Illinois Marketing, and Illinois Services, the "Obligors");


                                  Background
                                  ----------

     The Obligors and the Bank entered into a certain Amended and Restated Credit Agreement dated as of November 1, 1999 (as amended and modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined in this First Amendment shall have the meanings as set forth in the Credit Agreement.

     Certain Events of Default have occurred and are continuing under the Credit Agreement, as a result of, among other things, the Obligors failure to comply with certain Financial Covenants set forth in Article 8 of the Credit Agreement. At this time, the Obligors have requested that the Bank (i) waive certain Defaults which have occurred under the Credit Agreement and (ii) amend certain terms and conditions of the Credit Agreement, as more particularly set forth herein. The Bank has agreed to do so, but only upon the terms and conditions set forth in this First Amendment

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Bank and the Obligors, as follows:


                        Acknowledgment of Indebtedness
                        ------------------------------

     1. The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Facility Documents and (ii) this First Amendment, they are jointly and severally liable to the Bank as of April _____, 2001 as follows:


          (a)  Revolving Credit Note:

               Principal:                                  $

               Interest:                                   $

               Late Fees:                                  $

                    Subtotal                               $



          (b)  Term Note:

               Principal:                                  $

               Interest:                                   $

               Late Fees:                                  $

                    Subtotal                               $

          (c)  Letter of Credit Obligations:               $

          (d)  Florida Term Note:

               Principal:                                  $

               Interest:                                   $

               Late Fees:                                  $

                    Subtotal                               $

          (e)  Legal Fees & Expenses
               (as of April ___, 2001):                    $

          (f)  For all interest accruing from and after April    , 2001 under
                                                              ---
     the Revolving Credit Note, the Term Note and the Florida Term Note, respectively, and all late fees, costs, expenses, and costs of collection (including external attorneys' fees) incurred by the Bank from and after
     April    , 2001 in connection with the Facility Documents, including,
           ---
     without limitation, all attorney's fees and expenses incurred in connection with the negotiation and preparation of this First Amendment and all documents, instruments, and agreements incidental hereto.

          (g) Hereinafter all amounts due as set forth in this Section 1, and payable under this First Amendment, shall be referred to collectively as the "Obligations".

                          Conditions to Effectiveness
                          ---------------------------

     2. This First Amendment shall not be effective unless and until each of the following conditions precedent have been fulfilled to the sole satisfaction of the Bank:

          (a) JLM Terminals shall have executed and delivered to the Bank the Deed of Trust Third Modification Agreement with respect to the amendment of the North Carolina Deed of Trust, attached hereto as Exhibit "A";

          (b) John L. Macdonald [("Macdonald")] shall have executed and delivered to the Bank :

               (i) A fully completed Personal Financial Statement, in form and substance acceptable to the Bank in its sole and absolute discretion, and contain a representation and warranty by Macdonald that it is a complete disclosure, and is true and accurate in all respects; and

               (ii) The Unlimited Guaranty of Payment and Performance (as more particularly set forth in Section 12 of this First Amendment);

          (c) JLM Industries shall have executed and delivered to the Bank the Warrant and related documents (as more particularly set forth in Section 13 of this First Amendment);

          (d) The Obligors shall have paid to the Bank (i) the Amendment Fee referenced in Section 3 of this First Amendment, and (ii) an amount sufficient to reimburse the Bank for all costs, expenses, and charges (including, without limitation, fees and charges of external legal counsel for the Bank) incurred by the Bank in connection with the preparation, performance, or enforcement of this First Amendment and any of the other Facility Documents, all in good and collected funds;

          (e) The Obligors have delivered certificates or other evidence of casualty insurance policies covering all of the Property subject to the Lien of the Security Documents with appropriate loss payable endorsements indicating assignment of proceeds thereunder to the Bank and certificates or other evidence of liability insurance with appropriate endorsements indicating the coverage of the Bank as an additional insured and loss payee;

          (f) This First Amendment shall have been duly executed and delivered by duly authorized signatories of the respective parties hereto; and

          (g) All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this First Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

                                 Amendment Fee
                                 -------------

     3. In consideration of the Bank's agreement to enter into this First Amendment, the Obligors shall, upon the execution of the Agreement, pay to the Bank a fee in the amount of $300,000 (the "Amendment Fee"). The Amendment Fee shall (i) be fully earned as of the date of the execution of this First Amendment, and (ii) retained by the Bank under all circumstances as a fee and not be applied in reduction of the Obligations.


                               Waiver of Claims
                               ----------------

     4. The Obligors each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, the Facility Documents, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this First Amendment, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Bank and the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.


  Ratification of Facility Documents; Joinder of Additional Entities; Further
  ---------------------------------------------------------------------------
                                  Assurances
                                  ----------

     5. Browning Chemical, JLM Realty, Aviation, JLM (Ind.), Illinois Marketing, Illinois Services, and JLM Export hereby acknowledge and agree:

          (a) Each of them have, by this First Amendment, joined as one of the "JLM Domestic Entities" under and as defined in, the Credit Agreement; and

          (b) Each of them shall be jointly and severally liable, together with all of the other Obligors, for the payment and performance all liabilities and all of the Obligations of the JLM Domestic Entities thereunder;

     6.   The Obligors:

          (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Facility Documents. The Obligors further acknowledge and agree that except as specifically modified in this First Amendment, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect;

          (b) Hereby acknowledge and agree that all of the Collateral shall continue to secure all of the Obligations until the Obligations have been paid in full and the Bank has provided the Obligors with terminations of the liens on the Collateral[, which terminations shall be provided to the Obligors within a reasonable time period after (i) all of the Obligations have been paid in full, in good and collected funds, and (ii) the Credit Agreement has been terminated by the Bank in writing]; and

          (c) Shall, from and after the execution of this First Amendment, execute and deliver to the Bank whatever additional documents, instruments, and agreements that the Bank reasonably may require in order to vest or perfect the Facility Documents and the Collateral granted therein more securely in the Bank and to otherwise give effect to the terms and conditions of this First Amendment, including, without limitation, such UCC-1 Financing Statements and other documents as the Bank may determine necessary or desirable.


                      Waiver of Certain Events of Default
                      -----------------------------------

     7. In consideration of the Obligors performance of each and every term and condition of this First Amendment, the Bank hereby agrees to waive, pursuant to Section 12.1 of the Credit Agreement, any Default or Events of Default which have occurred due to the failure of the Obligors to comply with the financial covenants contained in (i) Section 8.1(a) for the fiscal quarters ended September 30, 2000 and December 31, 2000, (ii) Section 8.1(b) for the fiscal year ended December 31, 2000, (iii) Section 8.2 for the fiscal quarters ended September 30, 2000 and December 31, 2000, (iv) Section 8.3 for the fiscal quarters ended September 30, 2000 and December 31, 2000, and (v) Section 8.4 for the fiscal year ended December 31, 2000, (collectively, the "Existing Defaults"). In connection with the waiver of the Existing Defaults, the Obligors hereby expressly acknowledge and agree as follows:

          (a)  The waiver of the Existing Defaults:

               (i) shall apply only to the defaults specified herein for the time period specified herein which have occurred under the terms and conditions of the Credit Agreement;

               (ii)   constitutes a one-time waiver; and

               (iii) shall not constitute a waiver of any Default or Events of Default whether now existing or arising after the execution of this First Amendment, other than the Existing Defaults.

          (b) The waiver of the Existing Defaults shall not prejudice any rights or remedies the Bank may have after the date hereof to declare an Event of Default, or to exercise its rights and remedies with respect to such Default, with respect to any failure of the Obligors to be in compliance with any term or condition of the Credit Agreement or any other term of the Facility Documents.

                            Perfection Certificates
                            -----------------------

     8. On or before the execution of this First Amendment, each of the Obligors shall fully complete, execute and deliver to the Bank a Perfection Certificate, in the form attached hereto as Exhibit "B".

                             Additional Collateral
                             ---------------------

     9. Browning Chemical, JLM Realty, Aviation, JLM (Ind.), Illinois Marketing, Illinois Services, and JLM Export shall, within thirty (30) days of the execution of this Agreement, each execute and deliver to the Bank a security agreement in form and substance satisfactory to the Bank in its sole and exclusive discretion, pursuant to each of them shall grant the Bank a security interest in and to all of their respective personal property; and

     10. JLM Chemicals shall, within thirty (30) days of the execution of this Agreement, grant the Bank a first mortgage lien encumbering the Blue Island Property as security for all of the Obligations, by promptly delivering all items required to be delivered pursuant to Section 6.10 of the Credit Agreement, all in form and substance reasonably satisfactory to the Bank; and

     11. JLM Industries shall, within thirty (30) days of the execution of this Agreement, grant to the Bank a first priority perfected pledge and security interest in sixty-five (65%) percent of all of the capital stock issued by any foreign Subsidiary of JLM Industries or any of its [domestic] Subsidiaries, including, without limitation, JLM Europe B.V., JLM Industries de Venezuela, C.A., JLM Chemicals Canada, Inc., and JLM Industries (South Africa) Pty Ltd, all as security for the payment and performance of the Obligations. The foregoing pledge shall be in form and substance reasonably satisfactory to the Bank, and JLM Industries shall execute whatever additional documentation as may be necessary or desirable by the Bank to effectuate the pledge.


                         Guaranty of John L. Macdonald
                         -----------------------------

     12. On or before the execution of this First Amendment the Obligors shall have caused Macdonald, an individual having a mailing address of 8675 Hidden River Parkway, Tampa, Fl 33637 to have executed and delivered to the Bank an Unlimited Guaranty of Payment and Performance, in the form attached hereto as Exhibit "C", pursuant to which Macdonald shall unconditionally guaranty the prompt payment and performance of all of the Obligations of the Obligors to the Bank.


                                    Warrant
                                    -------

     13. On or before the execution of this First Amendment, JLM Industries shall execute and deliver to the Bank a common stock purchase warrant (the "Warrant"), substantially in the form of the Warrant annexed hereto as Exhibit "D", together with such other documents as the Bank may require in connection therewith. The Obligors expressly acknowledge and agree that the Bank's agreements to modify the Facility Documents and to continue to make any Loan under the Credit Agreement, as more particularly set forth in this First Amendment, are expressly conditioned upon JLM Industries' prior execution and delivery of the Warrant to the Bank. In the event that no Event of Default has occurred under the Facility Documents and all of the Obligations have been paid in full by in full by no later than 5:00 p.m. on October 1, 2001, then the Bank hereby agrees to execute and deliver to JLM Industries an Amendment to the Warrant

(the "Amendment to the Warrant"), which shall provide for the reduction in the amount of the shares of stock which the Bank shall be entitled to purchase from JLM Industries (in accordance with the terms of the Warrant) from 250,000 to 125,000. Notwithstanding the foregoing, the number of shares purchasable under the Warrant shall remain subject to adjustment as provided for in the Warrant. Further, the Amendment to the Warrant shall be in form and substance satisfactory to the Bank as the Bank may determine in its reasonable discretion.


                        Elimination of Eurodollar Loans
                        -------------------------------

     14. From and after the date of this First Amendment, and notwithstanding anything in the Facility Documents to the contrary, the Obligors ability to request (i) that a Eurodollar Loan be made, (ii) that a Loan be converted to a Eurodollar Loan in accordance with Section 2.5(a) of the Credit Agreement, and/or (iii) that a Eurodollar Loan be renewed in accordance with Section 2.6(b) of the Credit Agreement, is hereby terminated. Any existing Eurodollar Loans shall accrue interest and shall be repaid in accordance with the terms and conditions of the Credit Agreement. Further, at the expiration of any applicable existing Interest Period, such Eurodollar Loan shall automatically become a Prime Rate Loan on the last day of the current Interest Period.

                               Letters of Credit
                               -----------------

     15.  The Obligors hereby acknowledge and agree as follows:

          (a) From and after the execution of this First Amendment, the Bank's obligation to issue, renew or extend any Letters of Credit/1/ (or bankers' acceptances or other such credits) for the account of JLM Industries, as more particularly set forth in Article 3 of the Credit Agreement, is hereby terminated.

          (b) JLM Industries shall use its best good faith efforts to arrange for the surrender of all existing Letters of Credit, with the sole exception of Letter of Credit No. 041085, as set forth in footnote 1 below, and to obtain the written direction from the applicable beneficiary of such Letters of Credit instructing the Bank to cancel the Letter of Credit.

          (c) The Obligors shall provide the Bank with cash collateral to secure all Letter of Credit Obligations which remain outstanding, including, without limitation, Letter of Credit No. 041085, as set forth in footnote 1 below, upon the earlier to occur of (i) an Event of Default under the Facility Documents, or (ii) 5:00 p.m. on June 15, 2001.


                            Capital Stock Purchases
                            -----------------------


-------------------
     /1/ With the sole exception of Letter of Credit No. 041085 in favor of Browning Chemical Corp., in the stated amount of $1,500,000, which the Bank shall, upon terms and conditions acceptable to the Bank, extend the expiry date to June 15, 2001.

     16. From and after the execution of this First Amendment, JLM Industries shall immediately cease the practice of purchasing the capital stock of JLM Industries from public shareholders or otherwise.


                       Mandatory Prepayment of Term Loan
                       ---------------------------------

     17. The Obligors have advised the Bank that they have undertaken to obtain additional equity investments and subordinated debt, to be used to reduce the amounts outstanding under the Term Note. In that regard, the Obligors shall by no later than June 15, 2001, in addition to all amounts otherwise due under the Credit Agreement, remit to the Bank such amount as is necessary to reduce the amount of the outstanding Obligations under the Term Note to no more than $5,300,000.00, or less if the aggregate amount of the net proceeds from the additional equity investments and subordinated debt permit. The Obligors hereby acknowledge and agree that the failure to prepay the Term Note as set forth above shall constitute an Event of Default.


                        Repayment of Florida Term Loan
                        ------------------------------

     18. The Obligors have advised the Bank that they have obtained a lending commitment from SouthTrust Bank to refinance the existing obligations under the Florida Term Note. In that regard, the Obligors shall pay all of the Obligations due under the Florida Term Loan in full, including, without limitation, all principal, interest, fees, costs, expenses, and costs of collection (including reasonable attorneys' fees), on or before the earlier of (i) the occurrence of an Event of Default or (ii) 5:00 P.M. on June 15, 2001.

                        Amendments to Credit Agreement
                        ------------------------------

     1.   Definitions. From and after the effectiveness of this First Amendment,
Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) The definition of "Applicable Margin" is hereby deleted in its entirety.

          (b) The definition of "Applicable Measurement Date" is hereby deleted in its entirety.

          (c) By inserting the following definition of "Consolidated Net Worth" immediately below the definition of "Consolidated Net Income":

               "Consolidated Net Worth" means, at any date of determination thereof, the aggregate of (a) Consolidated Tangible Assets, plus (b) all intangible assets of the JLM Entities, including all patents, copyrights, trademarks, trade names, franchises, goodwill and other similar intangible assets, as determined on a consolidated basis in accordance with GAAP, minus Consolidated Total Liabilities.

          (d) The definition of "Default Rate" is hereby deleted in its entirety and the following text shall be inserted in its stead:

               "Default Rate" means, with respect to the principal of any Loan and, to the extent permitted by law, any other amount payable by the Obligors under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), during the period from and including the due date, to, but excluding the date on which such amount is paid in full, a rate per annum equal to eighteen (18%) percent.


          (e) The definition of "Performance Level" is hereby deleted in its entirety.


          (f) The definition of "Performance Level I" is hereby deleted in its entirety.


          (g) The definition of "Performance Level II" is hereby deleted in its entirety.

          (h) The definition of "Performance Level III" is hereby deleted in its entirety.

          (i) The definition of "Revolving Credit Commitment" is hereby deleted in its entirety and the following text is inserted in its stead:

               "Revolving Credit Commitment" means the obligation of the Bank to make the Revolving Credit Loans or issue the Letters of Credit under this Agreement in the aggregate principal amount of $12,500,000, subject to Borrowing Base limitations, as such amount may be limited or reduced pursuant to Article 2 or otherwise modified from time to time.


          (j) The definition of "Revolving Credit Termination Date" is hereby deleted in its entirety and the following text is inserted in its stead:

           "Revolving Credit Termination Date" means June 15, 2001.


          (k) The definition of "Termination Date" is hereby deleted in its entirety and the following text is inserted in its stead:

                   "Termination Date" means October 1, 2001.

     20. Section 2.10. Interest. From and after the effectiveness of this First Amendment, Section 2.10(a) of the Credit Agreement is hereby deleted in its entirety and the following text shall be inserted in its stead:

               (a) Interest shall accrue on the outstanding and unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is due at the following rates per annum: (i) for a Prime Rate Loan, at a variable rate per annum equal to the Prime Rate plus three (3%) percent and
          (ii) for a Eurodollar Loan, at a fixed rate equal to the Eurodollar Rate plus three (3%) percent. If the principal amount of any Loan and any other amount payable by JLM Industries hereunder or under any Note shall not be paid when due (at stated maturity, by acceleration or otherwise), interest shall accrue on such amount, to the fullest extent permitted by law, from and including such due date to but excluding the date such amount is paid in full at the Default

          Rate. After the occurrence of an Event of Default other than payment defaults described in the preceding sentence, then the Bank may, by written notice to JLM Industries, increase the interest rate hereunder during the continuance of such Event of Default to the Default Rate, effective on the date of such notice.

     21. Article 8.0. Financial Covenants. From and after the effectiveness of this First Amendment, Section 8.0 of the Credit Agreement is hereby amended as follows:

          (a) By deleting Sections 8.1, and 8.2, and inserting the following text as a new Section 8.1 and Section 8.2:

               Section 8.1. Minimum Quarterly EBITDA. JLM Industries shall maintain, as determined at the end of each calendar quarter, a minimum quarterly Consolidated EBITDA level of not less than $1,000,000, excluding non-cash, non-recurring expenses.

               Section 8.2. Minimum Consolidated Net Worth. JLM Industries shall not, at any time, permit its Consolidated Net Worth to be less than $27,000,000.

          (b)  Section 8.3.  Leverage Ratio is hereby deleted in its entirety.

          (c) Section 8.4. Debt Service Coverage Ratio, is hereby deleted in its entirety, and the following text is inserted in its stead:

               Section 8.4. Debt Service Coverage Ratio. JLM Industries shall maintain, as determined at the end of each calendar month, a Debt Service Coverage Ratio of not less than 1.1 to 1.0.



                        Refinancing of the Obligations
                        ------------------------------

     22. The Obligors have indicated to the Bank that they shall be satisfying all Obligations in full through the proceeds of a refinancing loan. In that regard, the Obligors:

          (a) Hereby authorize the Bank to communicate directly with any proposed refinancing lender identified by the Obligors in order to ascertain the status of the refinancing.

          (b)  Shall:

               (i) Ensure that the refinancing of the Revolving Credit Note and the Florida Term Note is consummated on or before June 15, 2001, and that all remaining Obligations are refinanced on or before October 1, 2001;

               (ii) Keep the Bank apprised of all material developments in connection with their efforts to consummate the refinancing, and provide the Bank with copies of any notices, term sheets, or other communication relating to the refinancing from any potential lender; and

               (iii) Provide the Bank with written notice within 24 hours of the occurrence of any event or development from which it is apparent, or should be apparent, to the Obligors that the refinancing of the Revolving Credit Note and the Florida Term Note will not be consummated on or before June 15, 2001, and/or that the refinancing of all remaining Obligations will not be consummated on or before October 1, 2001, or that the proceeds from each refinancing will be insufficient to pay the Obligations in full, as and when due.

                  Additional Financial Reporting Requirements
                  -------------------------------------------

     23. In addition to all other reporting requirements contained in the Facility Documents, each of the Obligors shall submit the following financial information to the Bank:

          (a) Rolling Thirteen (13) Week Cash Flow Forecast: Commencing on Wednesday, April 18, 2001 and continuing on Wednesday of each calendar week thereafter, the Obligors shall submit to the Bank, an updated rolling thirteen (13) week cash flow forecast, whereby the first week shall be deleted and updated with the week immediately succeeding the last week included in the previous report, to be prepared by senior management of JLM Industries;

          (b) Accounts Receivable Agings: Commencing upon the execution of this First Amendment, and continuing on Wednesday of each calendar week thereafter, the Obligors shall submit to the Bank an aging of its open accounts receivable for the immediately preceding calendar week.

          (c) Inventory Reports: Commencing upon the execution of this First Amendment, and continuing on Wednesday of each calendar week thereafter, the Obligors shall submit to the Bank a detailed inventory report which includes, at a minimum, a schedule of inventory by location and type for the immediately preceding calendar week.

          (d) Accounts Payable Agings: Commencing upon the execution of this First Amendment, and continuing on Wednesday of each calendar week thereafter, the Obligors shall submit to the Bank an accounts payable aging for the immediately preceding calendar week. As an addendum to the accounts payable aging, the Obligors shall provide a detailed listing of any held checks outstanding as at the end of each calendar week.

          (e) Borrowing Base Certificates: Commencing upon the execution of this First Amendment, and continuing on Wednesday of each calendar week thereafter, the Obligors shall submit to the Bank a Borrowing Base Certificate for the immediately preceding calendar week.

          (f) Financial Statements: Within thirty (30) days of the close of each calendar month, the Obligors shall deliver to the Bank consolidated and consolidating financial statements of profit and loss, cash flow, and a balance sheet for the immediately preceding month and year to date period.

          (g) Certifications: All financial reporting required to be provided to the Bank shall be certified both as to the accuracy and compliance with required covenants by the Chief Executive Officer or Chief Financial Officer of JLM Industries.

                              Field Examinations
                              ------------------

     24. The Obligors each hereby agrees to fully cooperate and assist the Bank and/or the Bank's auditors, consultants, and/or other representatives in conducting independent field examinations of the Obligors' respective operations and their books and records (including without limitation all records relating to accounts receivable, inventory, and accounts payable), which cooperation shall include, without limitation, providing the Bank and/or the Bank's auditors, consultants, and/or other representatives, reasonable access to the Obligors' respective business premises, books and records, and/or other information as may be required by the Bank in its sole and exclusive discretion. The Obligors hereby acknowledge and agree that (i) the Bank may conduct as many field examinations as the Bank may determine are reasonably necessary, and (ii) the Obligors are jointly and severally liable for the payment of any and all costs and expenses incurred by the Bank in connection with such appraisals and field examinations, and shall reimburse the Bank on demand for same.


                              Costs of Collection
                              -------------------

     25.  The Obligors shall:

          (a)  On or before the execution of this First Amendment, pay the Bank
     the sum of $              in reimbursement for costs, expenses, and costs
                 -------------
     of collection (including attorneys' fees and expenses) incurred by the Bank
     through April    , 2001, in connection with the protection, preservation,
                   ---
     and enforcement by the Bank of its rights and remedies under the Facility Documents, including, without limitation, the negotiation and preparation of this First Amendment; and

          (b) Reimburse the Bank on demand for any and all costs, expenses, and costs of collection (including attorneys' fees and expenses) incurred by
     the Bank from and after April     , 2001, in connection with the
                                   ----
     protection, preservation, and enforcement by the Bank of its rights and remedies under the Facility Documents, including, without limitation, the negotiation and preparation of this First Amendment, and for all reasonable costs associated with travel, transportation and lodging.

                                    Notices
                                    -------

     26. Any communication between the Bank and the Obligors shall be forwarded via certified mail, return receipt requested, or via recognized overnight courier, addressed as follows:

          If to the Bank:    Citizens Bank of Massachusetts
                             Managed Assets Division
                             Mail Stop: MBS970
                             5s State Street, 9th Floor
                             Boston, Massachusetts 02109
                             Attn.: Mr. Fred N. Manning
                                    Senior Vice President & Team Leader

          With a copy via telecopier to:

                         Steven T. Greene, Esquire
                         Riemer & Braunstein LLP
                         Three Center Plaza
                         Boston, Massachusetts 02108
                         Telecopier No. (617) 880-3456

          If to the Obligors:
                         JLM Industries, Inc.
                         8675 Hidden River Parkway
                         Tampa, Florida 33637
                         Attn: John L. Macdonald, President and CEO

          With a copy via telecopier to:


                         Richard T. Dawson, Esquire
                         Vice President, General Counsel
                         JLM Industries, Inc.
                         8675 Hidden River Parkway
                         Tampa, Florida 33637
                         Telecopier No. (813) 632-3301


                                    Waivers
                                    -------

     27. Non-Interference. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Bank of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Bank's efforts to realize upon any of the collateral granted to the Bank under the Facility Documents, or otherwise to enforce the Bank's rights and remedies pursuant to the Facility Documents. This provision shall be specifically enforceable by the Bank.

     28. Automatic Stay. The Obligors agree that upon the filing of any Petition for Relief by or against any one or more of the Obligors under the United States Bankruptcy Code, the Bank shall be entitled to immediate and complete relief from the automatic stay, and the Bank shall be permitted to proceed to protect and enforce its rights and remedies under state law. The Obligors hereby expressly assent to any motion filed by the Bank seeking relief from the automatic stay. The Obligors further hereby expressly WAIVE the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Bank.

     29. Jury Trial. The Obligors hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the Bank, in entering into this First Amendment, is relying on such a waiver: THE OBLIGORS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH

CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE BANK.

                               Entire Agreement
                               ----------------

     30. This First Amendment shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns. This First Amendment and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this First Amendment, or any provision of any other document, instrument, or agreement between the Obligors and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

                           Construction of Agreement
                           -------------------------

     31. In connection with the interpretation of this First Amendment and all other documents, instruments, and agreements incidental hereto:

          (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

          (b) The captions of this First Amendment are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Obligors under this First Amendment.

          (c) In the event of any inconsistency between the provisions of this First Amendment and any other document, instrument, or agreement entered into by and between the Bank and the Obligors, the provisions of this First Amendment shall govern and control.

          (d) The Bank and the Obligors have prepared this First Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Obligors and shall not be construed against either the Bank or the Obligors.

          (e)  This First Amendment shall constitute one of the Facility
     Documents.

                        Illegality or Unenforceability
                        ------------------------------

     32. Any determination that any provision or application of this First Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this First Amendment.

                              Informed Execution
                              ------------------

     33. The Obligors warrant and represent to the Bank that the Obligors: (i) have read and understand all of the terms and conditions of this First Amendment, (ii) intend to be bound by the terms and conditions of this First Amendment, (iii) are executing this First Amendment freely and voluntarily, without duress, after consultation with independent counsel of their own selection.

               [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this First Amendment has been executed this  17th   day
                                                                    --    ---
of April, 2001.

Citizens Bank of Massachusetts           JLM Industries, Inc.


                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM Terminals, Inc.

                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM Marketing, Inc.

                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM International, Inc.

                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM Chemicals, Inc.

                                         By: ___________________________
                                         Name:
                                         Title:

                                         Browning Chemical Corporation,

                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM Realty, Inc.,

                                         By: ___________________________
                                         Name:
                                         Title:



                                         Mac Aviation,

                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM (Ind.), Inc.,

                                         By: ___________________________
                                         Name:
                                         Title:

                                         Illinois Marketing Services, Inc.,

                                         By: ___________________________
                                         Name:
                                         Title:

                                         Illinois International Services, Inc.,

                                         By: ___________________________
                                         Name:
                                         Title:

                                         JLM Export Company,

                                         By: ___________________________
                                         Name:
                                         Title:

---------------------- REVISION LIST ----------------------

The bracketed numbers refer to the Page and Paragraph for the start of the paragraph in both the old and the new documents.

[1:5 1:5] Changed    "Inc., a __________________ ... ("Browning" to "Inc., a
                     Delaware  ...  ("Browning"
[1:5 1:5] Changed    "REALTY, INC., ... Realty")," to "REALTY, INC., ...
                     Realty"),"
[1:5 1:5] Changed    "AVIATION, ... ("Aviation")," to "AVIATION, ...
                     ("Aviation"),"
[1:5 1:5] Changed    "(IND.), INC., ... corporation ("JLM" to "(IND.), INC., ...
                     corporation ("JLM"
[1:5 1:5] Changed    "MARKETING ... Marketing")," to "MARKETING ...
                     Marketing"),"
[1:5 1:5] Changed    "INTERNATIONAL ... Services")," to "INTERNATIONAL ...
                     Services"),"
[1:5 1:5] Changed    "COMPANY, a ...  corporation ("JLM" to "COMPANY, a ...
                     Barbados ("JLM"
[2:12 2:12] Changed  "attorneys' ... counsel) " to "external attorneys'
                     fees)"
[3:5 3:5] Changed    "Macdonald shall" to "Macdonald ("Macdonald") shall"
[3:5 3:5] Changed    "Bank the" to "Bank:"
[3:5 3:5] Changed    "Bank the Unlimited ... Amendment);" to "Bank"
[3:5 3:6] Add Para   "(i) A fully completed ... respects; and "
[3:5 3:7] Changed    "Bank the" to "(ii) The Unlimited"
[3:12 4:2] Changed   "$330,000" to "$300,000"
[4:9 4:11] Changed   "Collateral;" to "Collateral, ... in writing;"
[5:14 6:2] Changed   "its Subsidiaries," to "its domestic Subsidiaries,"
[6:2 6:4] Changed    "caused John L. Macdonald" to "caused Macdonald,"
[6:2 6:4] Changed    "Macdonald ("Macdonald")," to "Macdonald,"
[6:2 6:4] Changed    "_________________________________________ " to
                     "______________________________ _______________________ "
[6:4 6:6] Changed    "Tuesday, July 10" to "October 1"
[6:4 6:6] Changed    "from 500,000 to 250,000." to "from 250,000"
[6:4 6:6] Changed    "250,000." to "250,000 to 125,000."
[7:2 7:5] Changed    "Credit and" to "Credit, with ... below, and"
[7:3 7:6] Changed    "outstanding upon" to "outstanding, ... below, upon"
[7:3 7:6] Changed    "May 10" to "June 15"
[7:7 7:10] Changed   "May 10" to "June 15"
[7:7 7:10] Changed   "$4,500,000.00" to "$5,300,000.00"
[7:9 8:2] Changed    "May 10" to "June 15"
[7:13 8:6] Changed   ""Applicable " to ""Applicable "
[7:13 8:6] Changed   "" " to "" "
[8:1 8:7] Changed    "(c) The" to "(c) By inserting ... Net Income":"
[8:1 8:8] Add Para   ""Consolidated Net ... Total Liabilities."
[8:1 8:9] Changed    "(c) The" to "(d) The"
[8:3 8:11] Changed   "(d) " to "(e) "
[8:4 8:12] Changed   "(e) " to "(f) "
[8:5 8:13] Del Para  "(f) The definition ... in its entirety."
[8:7 8:14] Changed   "(h) The" to "(h) The definition ... entirety."
[8:7 9:1] Changed    "(h) The" to "(i) The"
[8:8 9:2] Changed    "$11,000,000" to "$12,500,000"
[8:9 9:3] Changed    "(i) " to "(j) "
[8:10 9:4] Changed   "May 10" to "June 15"
[8:11 9:5] Changed   "(j) " to "(k) "
[8:12 9:6] Changed   "July 10" to "October 1"
[9:3 9:11] Changed   "Monthly " to "Quarterly "

[9:3 9:11] Changed    "month, " to "quarter, "
[9:3 9:11] Changed    "monthly " to "quarterly "
[9:3 9:11] Changed    "$400,000" to "$1,000,000"
[9:4 9:12] Changed    "Minimum Consolidated  ...  Net Worth." to "Minimum
                      Consolidated Net Worth."
[9:4 9:12] Changed    "its Consolidated  ...  Net Worth" to "its Consolidated
                      Net Worth"
[9:4 9:12] Changed    "$27,500,000" to "$27,000,000"
[9:12 10:7] Changed   "May 10" to "June 15"
[9:12 10:7] Changed   "July 10" to "October 1"
[9:14 10:9] Changed   "May 10" to "June 15"
[9:14 10:9] Changed   "July 10" to "October 1"
[12:5 12:22] Changed    "_____________________" to "Jon L. Macdonald, President
                         and CEO"
[12:7 12:24] Changed    "______________________" to "Richard T. Dawson, Esquire"
[12:8 12:25] Changed    "______________________" to "Vice President, General
                        Counsel"
[12:9 12:26] Add Paras  "JLM Industries,  ...  (813) 632-3315"
[12:9 13:1] Del Para    "Telecopier No. "
[15:21 16:21] Changed   "620461.3" to "620461.4"

                 UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE
                 ---------------------------------------------

     For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned John L. Macdonald hereby unconditionally guarantees, in accordance with the terms hereof and without any prior written notice, the payment and performance of all of the Liabilities (as defined herein) of each of the JLM Domestic Entities (as defined below), to CITIZENS BANK OF MASSACHUSETTS, a Massachusetts state chartered bank having offices located at 53 State Street, Boston, Massachusetts (the "Bank").

     DEFINITIONS. As used herein, the following terms have the following meanings:

     "JLM Domestic Entities" shall have the meaning as set forth in the Credit Agreement (as defined below);

     "Liability" and "Liabilities" include, without limitation, all and each of the following, whether now existing or hereafter arising:

          (a) Any and all liabilities, debts, and obligations of the JLM Domestic Entities to the Bank, each of every kind, nature, and description, now existing or hereafter arising, including, without limitation, those arising under or related to any of the following documents (collectively, the "Loan Documents"):

               (i)    Amended and Restated dated as of November 3, 1999 entered
                         into among the JLM Domestic Entities and the Bank, as amended by a certain First Amendment to Amended and Restated Credit Agreement dated April ____, 2001 (collectively, as amended from time to time, the "Credit Agreement");

               (ii)   Amended and Restated Promissory Note dated November 1,
                         1999 made by JLM Industries, Inc. payable to the Bank, in the maximum principal amount of $14,500,000;

               (iii)  Amended and Restated Promissory Note dated November 1,
                         1999 made by JLM Industries, Inc. payable to the Bank, in the maximum principal amount of $20,000,000;

               (iv)   Security Agreement dated as of November 26, 1997 among the
                         JLM Domestic Entities and the Bank, as amended by a certain Amendment No. 1 to Security Agreement dated as of November 1, 1999;

               (v)    Deed of Trust and Security Agreement dated June 15, 1994,
                         between JLM Terminals, Inc., J. L. Seay, Jr., Trustee, and the Bank, as recorded on July 5, 1994 with the New Hanover County land records in Book 1788, at Page 0867, as amended by (i) a certain Deed of Trust Modification Agreement dated December 22, 1997 and recorded on

                         January 26, 1998 with said land records in Book 2300, at Page 0903 and (ii) a certain Deed of Trust Second Modification Agreement dated as of November 1, 1999 and recorded on December 9, 1999 with said land records in Book 2677, at Page 0861, and (iii) a certain Deed of Trust Third Modification Agreement of even date herewith;

               (vi)   Consolidated Promissory Note dated June 15, 1994 made
                         jointly and severally by JLM Industries, Inc. and JLM Marketing, Inc. payable to State Street Bank and Trust Company in the maximum principal amount of $2,000,000, which Note is now held by the Bank by assignment; and

               (vii)  Mortgage dated December 2, 1992 granted by JLM Industries,
                         Inc. and JLM Marketing, Inc. to State Street Bank and Trust Company, as recorded in Official Records Book 6812, Page 1027, of the public records of Hillsborough County, Florida, as amended by a certain Mortgage Modification Agreement and Notice of Future Advance dated June 4, 1994, as recorded in Official Records Book 7447, Page 1112, of the public records of Hillsborough County, Florida;

          (b) Each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the JLM Domestic Entities to the Bank (including all future advances or the like whether or not given pursuant to a commitment by the Bank), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Bank may hold against the JLM Domestic Entities.

          (c) All interest, fees, and other amounts which may be charged to the JLM Domestic Entities and/or which may be due from the JLM Domestic Entities to the Bank from time to time; all fees and charges in connection with any account maintained by the JLM Domestic Entities with the Bank or any service rendered by the Bank; and all costs and expenses incurred or paid by the Bank in respect of any agreement (whether now existing or hereafter arising) among the JLM Domestic Entities and the Bank or instrument heretofore or hereafter furnished by the JLM Domestic Entities to the Bank (including, without limitation, Costs of Collection, attorneys' fees, and all court and litigation costs and expenses).

          (d) Any and all covenants of the JLM Domestic Entities to or with the Bank and any and all obligations of the JLM Domestic Entities to act or to refrain from acting in accordance with the terms, provisions, and covenants of any agreement among the JLM Domestic Entities and the Bank (whether now existing or hereafter arising) or instrument or document heretofore or hereafter furnished by the JLM Domestic Entities to the Bank.

          (e) As used herein, the term "indirect" includes, without limitation, all obligations and liabilities which the Bank may incur or become liable for, on account of, or as a result of any transactions among the Bank and the JLM Domestic Entities including, without limitation, any which may arise out of any letter of credit or banker's acceptance, or similar instrument issued or obligation incurred by the Bank for the account of the JLM Domestic Entities; any which may arise out of any action brought or threatened against the Bank by the JLM Domestic Entities, any guarantor or endorser of the Liabilities of the JLM Domestic Entities, or by any other person in connection with the Liabilities; and any obligation of the JLM Domestic Entities which may arise as endorser or guarantor of any third party, or as obligor to any third party, which obligation has been endorsed, participated, or assigned to the Bank. The term "indirect" also refers to any direct or contingent liability of the JLM Domestic Entities to make payment towards any obligation held by the Bank (including, without limitation, on account of any industrial revenue bond) to the extent so held by the Bank.

     The Bank's books and records shall be prima facie evidence of the JLM Domestic Entities' Liabilities.

     "Costs of Collection" includes, without limitation, all attorneys' fees, and out-of-pocket expenses incurred by the Bank's attorneys, and all costs incurred by the Bank in the administration, negotiation, documentation, and amendment of the Liabilities, this Guaranty, and all other instruments and agreements executed in connection with or relating to the Liabilities, including, without limitation, costs and expenses associated with travel on behalf of the Bank. Costs of Collection also includes, without limitation, all attorneys' fees, out-of-pocket expenses incurred by the Bank's attorneys, and all costs and expenses incurred by the Bank, including, without limitation, costs and expenses associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to, or in respect of, the Bank's efforts to preserve, protect, collect, or enforce the Liabilities and/or the Bank's Rights and Remedies or any of the Bank's rights and remedies against or in respect of the JLM Domestic Entities, any other guarantor or other person liable in respect of the Liabilities or any collateral granted to the Bank by the JLM Domestic Entities, such guarantor, or other person (whether or not suit is instituted in connection with such efforts).

     INDEMNIFICATION. For said good and valuable consideration, the undersigned also shall indemnify, defend, and hold the Bank, or any agent, employee, officer, or representative of the Bank, harmless of and from any claim brought or threatened against the Bank or any such person so indemnified by: the JLM Domestic Entities; the undersigned; any other guarantor or endorser of the Liabilities or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the JLM Domestic Entities, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's selection, but at the expense of the undersigned).

     INTEREST. The undersigned will pay on demand interest on all amounts due to the Bank under this Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Guaranty, from the time the Bank first demands payment of this Guaranty at a rate equal to the highest rate chargeable to the JLM Domestic Entities after the earlier of (i) demand, (ii) maturity, or (iii) the occurrence of any event of default under any instrument, document or agreement heretofore or hereafter executed by the JLM Domestic Entities (but in no event higher than the highest rate of interest which under the circumstances may be charged under applicable law).

     OFFSET. Any and all deposits or other sums at any time credited by or due to the undersigned from the Bank or any of its banking or lending affiliates, and any cash, securities, instruments or other property of the undersigned in the possession of the Bank, or any of its banking or lending affiliates, whether for safekeeping or otherwise shall at all times constitute security for all Liabilities and for any and all obligations of the undersigned to the Bank, now existing or hereafter arising, and may be applied or set off against such Liabilities and against the obligations of the undersigned to the Bank including, without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Bank.

     OBLIGATIONS NOT AFFECTED. The obligations of the undersigned hereunder shall not be affected by: any fraudulent, illegal, or improper act by the JLM Domestic Entities, the undersigned, or any person liable or obligated to the Bank for or on the Liabilities; any release, discharge, or invalidation, by operation of law or otherwise, of the Liabilities; or the legal incapacity of the JLM Domestic Entities, the undersigned, or any other person liable or obligated to the Bank for or on the Liabilities. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the JLM Domestic Entities or disallowance of any claim therefor against the JLM Domestic Entities.

     INCORPORATION OF ALL DISCUSSIONS. The within instrument incorporates all discussions and negotiations the undersigned and the Bank concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived, cancelled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized representative of the Bank.

     GENERAL WAIVERS. The undersigned waives: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty; any delay on the part of the Bank; any right to require the Bank to pursue or to proceed against the JLM Domestic Entities or any collateral which the Bank might have been granted to secure the Liabilities or to secure the obligations of the undersigned hereunder; any benefit of, and any right to participate in, any collateral which may secure the Liabilities; notice of acceptance of this Guaranty.

     WAIVER OF SUBROGATION. The undersigned shall not undertake any of the following:

          (a) exercise any rights against the JLM Domestic Entities, by way of subrogation reimbursement, indemnity, contribution or otherwise (all and singular of which the undersigned hereby waives);

          (b) prove any claim in competition with the Bank in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature;

          (c) claim any set-off or counterclaim against the JLM Domestic Entities in respect of any liability of the undersigned to the JLM Domestic Entities.

     SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the JLM Domestic Entities now or hereafter held by the undersigned is hereby subordinated to the prior payment in full of the Liabilities. The undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness. Any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Bank and shall be paid over to the Bank on account of the Liabilities without affecting in any manner the liability of the undersigned under the other provisions of this Guaranty.

     BANK'S BOOKS AND RECORDS. The books and records of the Bank showing the account among the Bank and the JLM Domestic Entities shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

     GUARANTOR'S OBLIGATIONS PRIMARY. The obligations of the undersigned hereunder are primary, with no recourse necessary by the Bank against the JLM Domestic Entities or any collateral given to secure the Liabilities or against any other person liable for or on the Liabilities prior to proceeding against the undersigned hereunder.

     CHANGE IN LIABILITIES. The undersigned hereby expressly assents to any indulgence or waiver which the Bank may grant or give the JLM Domestic Entities and/or any other person liable or obligated to the Bank for or on the Liabilities. The undersigned authorizes the Bank to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Bank for or on the Liabilities, without notice to, or consent from, the undersigned. No compromise, settlement, or release by the Bank of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder. No action by the Bank which has been assented to herein shall affect the obligations of the undersigned to the Bank hereunder.

     FINANCIAL INFORMATION. The undersigned will, from time to time at the request of the Bank, provide the Bank with such information concerning the financial condition of the undersigned as the Bank reasonably may request (including, but not limited to, annual financial statements in a form reasonably acceptable to the Bank and copies of the federal and state income tax returns of the undersigned within one hundred twenty (120) days of the close of the undersigned's fiscal year, provided that the undersigned shall have the right to extend such one hundred twenty (120) day period to correspond with any extensions filed with the Internal Revenue Service. The failure by the undersigned to provide such information to the Bank within said time period within ten (10) days of written notice of such failure by the Bank shall constitute an event of default hereunder and all outstanding Liabilities shall become immediately due and payable in full).

     ADDITIONAL COLLATERAL. Upon demand by the Bank after any change in the condition or affairs (financial or otherwise) of the JLM Domestic Entities or the undersigned deemed by the Bank to be adverse and material, the undersigned shall secure the payment and performance of its obligations hereunder by delivering, assigning, or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character reasonably satisfactory to the Bank. The undersigned shall do all such things and execute all such documents (including, without limitation, financing statements), as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

     COSTS OF ENFORCEMENT. The undersigned will pay on demand, without limitation, all attorneys' fees, out-of-pocket expenses incurred by the Bank's attorneys and all costs incurred by the Bank, including, without limitation, costs and expenses associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to or in respect of the Bank's administration, negotiation, documentation, and amendment of this guaranty and in the Bank's efforts to collect and/or to enforce any of the obligations of the undersigned hereunder and/or to enforce any of the Bank's rights, remedies, or powers against or in respect of the undersigned (whether or not suit is instituted by or against the Bank).

     BINDING EFFECT. This instrument shall inure to the benefit of the Bank, its successors and assigns, shall be binding upon the heirs, successors, representatives, and assigns of the undersigned, and shall apply to all Liabilities of the JLM Domestic Entities and any successor to the JLM Domestic Entities, including any successor by operation of law. The undersigned hereby acknowledges and agrees that this instrument is freely assignable by the Bank, without the consent of the undersigned.

     BANK'S RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Bank hereunder (hereinafter, the "Bank's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Bank in exercising or enforcing any of the Bank's Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Bank of any of the Bank's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the JLM Domestic Entities, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Bank's Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Bank's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Bank and the undersigned, among the Bank and the JLM Domestic Entities, and/or between the Bank and any such other person at any time shall preclude any other exercise of the Bank's Rights and Remedies. No waiver by the Bank of any of the Bank's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Bank's Rights and Remedies, and all of the Bank's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the JLM Domestic Entities, or any such other person, shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

     COPIES. This instrument and all other documents which have been or may hereafter be furnished by the undersigned to the Bank which relate to the Liabilities may be reproduced by the Bank by any photographic, photostatic, microfilm or similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

     CHOICE OF LAWS; CONSENT TO JURISDICTION. This instrument shall be governed, construed, and interpreted in accordance with the laws of the Commonwealth of Massachusetts. The undersigned submits to the jurisdiction of the courts of the Commonwealth of Massachusetts for all matters in connection herewith as well as for all purposes in connection with any other relationship between the undersigned and the Bank.

     SEVERABILITY. Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

     TERMINATION. The obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities other than by the undersigned pursuant to this Guaranty, until the earlier of (a) ten (10) days following the actual receipt by the Bank at the address set forth above of written notice signed by the undersigned of the termination thereof, or (b) the delivery of written notice of termination dated and signed by a duly authorized representative of the Bank, which notice of termination includes specific reference to this provision. No termination hereof shall affect any Liability in existence or outstanding ten (10) days following the date of such actual receipt or delivery (including, without limitation, those which are contingent or not then due and those which arise out of any check, draft, item, or paper which was made, executed, or drawn prior to the expiration of such ten (10) days, even if received by the Bank thereafter) nor any obligation of the undersigned hereunder, including, without limitation, any which by its terms includes any of the Liabilities of a contingent nature (including, without limitation, the indemnification provided for herein). This Guaranty shall continue to be effective or shall be automatically reinstated, without any further action, notwithstanding any prior termination, if at any time any payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the JLM Domestic Entities, or otherwise, all as though such payment had not been made or value received.

     MISCELLANEOUS. The undersigned represents and certifies that the undersigned read and reviewed all provisions of this Guaranty prior to its execution and has been afforded an opportunity to consult with counsel independently selected by the undersigned. The undersigned further represents and certifies that the undersigned has freely and willingly executed this Guaranty.

     WAIVER OF JURY TRIAL. The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Bank, in the establishment and maintenance of the Bank's relationship with the JLM Domestic Entities and the undersigned, is relying thereon. THE UNDERSIGNED, TO THE EXTENT ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE JLM DOMESTIC ENTITIES OR ANY GUARANTOR OR ENDORSER OF THE JLM DOMESTIC ENTITIES, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP AMONG THE UNDERSIGNED, THE JLM DOMESTIC ENTITIES, ANY SUCH PERSON, AND THE BANK.

               [remainder of this page intentionally left blank]
     It is intended that this Unlimited Guaranty of Payment and Performance take
effect as a sealed instrument this       day of April, 2001.
                                   -----

Signed in my Presence:

----------------------                           ----------------------

                                                          John L. Macdonald

---------------------------
Print Name                                  Address:

                                                      ------------------------

                                                      ------------------------

                  DEED OF TRUST THIRD MODIFICATION AGREEMENT

     THIS DEED OF TRUST THIRD MODIFICATION AGREEMENT (this "Modification Agreement") is made and entered as of this 17 day of April 2001, by JLM TERMINALS, INC., a North Carolina corporation (the "Grantor"), whose address is 8675 Hidden River Parkway, Tampa, Florida 33637, and CITIZENS BANK OF MASSACHUSETTS, successor in interest to State Street Bank and Trust Company, a Massachusetts state chartered bank (the "Beneficiary"), whose address is 53 State Street, Boston, Massachusetts 02110.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Beneficiary is the holder of that certain Deed of Trust and Security Agreement dated June 15, 1994, between the Grantor, J. L. SEAY, JR., TRUSTEE (the "Trustee"), whose address is 519 Market Street, Wilmington, North Carolina 28402, and the Beneficiary, which Deed of Trust was recorded on July 5, 1994 in the New Hanover County land records in Book 1788, at Page 0867, as amended by (i) a certain Deed of Trust Modification Agreement dated December 22, 1997 and recorded on January 26, 1998 in the New Hanover County land records in Book 2300, at Page 0903 and (ii) a certain Deed of Trust Second Modification Agreement dated as of November 1, 1999 and recorded on December 9, 1999 in the New Hanover County land records in Book 2677, at Page 0861 (collectively, as amended from time to time, the "Deed of Trust"); and

     WHEREAS, the Grantor and the Beneficiary have entered into a certain First Amendment to Amended and Restated Credit Agreement (the "First Amendment") dated April 17, 2001, in regard to, among other things, the amendment of the loan arrangement between the Grantor and the Beneficiary evidenced by, among other agreement, instruments and documents, (i) a certain Amended and Restated Credit Agreement dated as of November 3, 1999 (as amended from time to time, the "Credit Agreement") and (ii) the Deed of Trust; and

     WHEREAS, the Grantor and the Beneficiary desire to amend the Deed of Trust to confirm that it shall continue to secure, in addition to any other remaining obligations referred to thereunder, the payment, performance, and observance of all liabilities, obligations, covenants, and agreements on the part of the Grantor to be paid, performed, or observed under the Credit Agreement, as amended and modified pursuant to the First Amendment.

     NOW, THEREFORE, in consideration of the premises and other valuable considerations mutually exchanged between the parties hereto, receipt of which is hereby acknowledged, the parties hereto do, for themselves and their respective successors, heirs, personal representatives and assigns, hereby covenant and agree as follows:

     1. The Deed of Trust shall secure and is hereby amended so as to secure, in addition to the payment, performance, and observance of all other liabilities, obligations, covenants, terms, and conditions referred to in the Deed of Trust as being secured thereby, the prompt, punctual, and faithful payment, performance, and observance of all liabilities, obligations, covenants, and agreements to be paid, performed, or observed pursuant to the Credit Agreement, as amended and modified by the First Amendment.

     2. In furtherance of the purposes of this Deed of Trust Second Modification Agreement, the Grantor and the Beneficiary agree that any and all references in the Deed of Trust to the "Credit Agreement" shall be deemed to mean and refer to the Credit Agreement, as amended, modified, or extended pursuant to the First Amendment; and

     3. The Deed of Trust and each and every one of the provisions therein contained, as modified by this Agreement, shall continue in full force and effect and shall be binding upon and inure to the benefit of the parties thereto and their respective successors, heirs, personal representatives and assigns and the Grantor hereby ratifies and confirms all of the Grantor's representations and warranties contained in the Deed of Trust and the documents executed in connection therewith.

     4. Nothing herein contained shall be construed to impair the security of the Beneficiary under the Deed of Trust or any other security instrument delivered in connection therewith, nor to affect or impair any rights or powers which it has under the Deed of Trust or any such security instrument.

     IN WITNESS WHEREOF, the Grantor and the Beneficiary have hereunto set or caused to be set his hand and seal on the day and year first herein above written.

                                    GRANTOR:

                                    JLM TERMINALS, INC., a North Carolina
                                    corporation

                                    By:  x Richard T. Dawson
                                         ------------------------------
                                    Name:  Richard T. Dawson
                                    Title: Vice President


                                    BENEFICIARY:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:  ------------------------------
                                    Name:  ----------------------------
                                    Title: ----------------------------

                         STATE OF --------------------

                  , ss                                         April     , 2001
------------------                                                   ----

     The foregoing instrument was acknowledged before me this ____ day of April, 2001 by ___________________ as __________________ of JLM Terminals Inc., on
behalf of said corporation, who acknowledged before me that he executed the foregoing instrument in the name of and for the corporation, and that he was duly authorized by the corporation to do so.


                                       -------------------------------
                                       Notary Public
                                       My Commission Expires:


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    April     , 2001
                                                                     ----

     Then personally appeared the above named ______________________, the ____________of Citizens Bank of Massachusetts, and acknowledged the foregoing to be the free act and deed of Citizens Bank of Massachusetts, before me,


                                       -------------------------------
                                       Notary Public
                                       My Commission Expires:

                            PERFECTION CERTIFICATE
                                      OF
                             JLM INDUSTRIES, INC.

     The undersigned Richard T. Dawson of JLM INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby certifies with reference to the Amended and Restated Credit Agreement dated as of dated as of November 1, 1999, as amended from time to time, among the Company and CITIZENS BANK OF MASSACHUSETTS (the "Lender"), among others (terms defined therein being used herein as therein defined), to the Lender as follows:

     1.  Names.

          (a) The exact corporate name of the Company as it appears in its certificate of incorporation, as amended to date, is as follows:


JLM INDUSTRIES, INC.


          (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

The Company was originally incorporated in Delaware on March 19, 1986 as JLM Industries, Inc. On December 27, 1991 the Company filed a certificate of amendment with the Delaware Secretary of State changing its name to JLM Holdings, Inc. On April 14, 1992, JLM Holdings, Inc. filed a certificate of amendment with the Delaware Secretary of State changing its name to JLM Industries, Inc. On December 27, 1991 a new corporation was formed in Delaware called JLM Industries, Inc. (sometimes referred to as `New JLM"). On April 14, 1992 JLM Industries, Inc. (New JLM) filed a certificate of amendment with the Delaware Secretary of State changing its name to JLM Marketing, Inc.


          (c) Set forth below is a description of each change by the Company of its identity or corporate structure in any way within the past five years together with the date of the relevant change:

On July 3, 1997 JLM Industries, Inc. filed a Restated Certificate of Incorporation with the Delaware Secretary of State.


          (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years together with the dates such names were used:

JLM Engineered Resins, a division of JLM Marketing, Inc. March 14, 2000 to present.


          (e) The following is a list of all subsidiaries of the Company (whether wholly owned, or where the Company has a controlling or majority interest)

JLM Marketing, Inc.; JLM International, Inc.; JLM Chemicals, Inc.; JLM Terminals, Inc.; JLM Realty, Inc.; JLM (Ind.), Inc.; Illinois Marketing Services, Inc.; Illinois International Services, Inc.; JLM Export Company; Olefins Terminal Corporation (50% interest); JLM Europe B.V.; JLM Chemicals Canada; JLM Industries Pty Ltd. (South Africa).


          (f) The State of formation/incorporation of the Company is as follows:


Delaware


          (g)  The Company's taxpayer identification number is: 06-1163710


     2.  Current Locations.

          (a) The chief executive office of the Company is located at the following address:

Mailing Address              City      State
---------------              ----      -----
8675 Hidden River Parkway    Tampa,    FL 33637

          (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
JLM Chemicals, Inc.             3350 W. 131st St.           Blue Island          ILL
and                             8675 Hidden River           Tampa                FL
                                Parkway

JLM Terminals, Inc.             1002 Front St.              Wilmington           NC
and                             8675 Hidden River           Tampa                FL
                                Parkway

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
JLM Marketing, Inc.             8675 Hidden River           Tampa                FL
                                Parkway

JLM International, Inc.         8675 Hidden River           Tampa                FL
                                Parkway

Browning Chemical               8675 Hidden River           Tampa                FL
Corporation                     Parkway

JLM Realty, Inc.                8675 Hidden River           Tampa                FL
                                Parkway

MAC Aviation                    8675 Hidden River           Tampa                FL
Enterprises, Inc.               Parkway

JLM (Ind), Inc.                 8675 Hidden River           Tampa                FL
                                Parkway

Illinois Marketing              8675 Hidden River           Tampa                FL
Services, Inc.                  Parkway

Illinois International          8675 Hidden River           Tampa                FL
Services, Inc.                  Parkway

JLM Export                      8675 Hidden River           Tampa                FL
                                Parkway


          (c) The following are all the locations where Equipment and/or Inventory of the Company is located:

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
JLM Chemicals, Inc.             3350 W. 131st Street        Blue Island          ILL

JLM Terminals, Inc.             1002 South Front St.        Wilmington           NC

Kinder Morgan Liquids           78 Lafayette St.            Carteret             NJ
Terminals, LLC

Kinder Morgan Liquids           405 Clinton Drive           Galena Park          TX
Terminals, LLC                  P.O. Box 465

PetroUnited Terminals           11666 Port Road             Seabrook             TX

Southern Warehouse              9455 West Wingfoot          Houston              TX

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
Chicagoland-Quad Cities         7715 South 78th Ave.        Bridgeview           ILL
Express, Inc.                   Bld. # 5

W. M. Barr & Company            2105 Channel Avenue         Memphis              TN

J & S Warehouse                 40 D Cotters Lane           East Brunswick       NJ

LOGISCO, Inc.                   3307 Robinson Circle        Charlotte            NC

Specialty Industrial            195 Brooks Blvd.            Spartanburg          SC
Products (SIP)

Southern Warehouse              11931 Highway 225           LaPorte              TX

Southern Warehouse              1801 Yale Street            Houston              TX

Landsdale Warehouse             100 Corporate Drive         Montgomeryville      PA
Co., Inc.


          (d) Other persons or entities who have possession or control (warehousemen, bailee) other than Company:

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
Kinder Morgan Liquids           78 Lafayette St.            Carteret             NJ
Terminals, LLC

Kinder Morgan Liquids           405 Clinton Drive           Galena Park          TX
Terminals, LLC                  P.O. Box 465

PetroUnited Terminals           11666 Port Road             Seabrook             TX

Southern Warehouse              9455 West Wingfoot          Houston              TX

Chicagoland-Quad Cities         7715 South 78th Ave.        Bridgeview           ILL
Express, Inc.                   Bld. # 5

W. M. Barr & Company            2105 Channel Avenue         Memphis              TN

J & S Warehouse                 40 D Cotters Lane           East Brunswick       NJ

LOGISCO, Inc.                   3307 Robinson Circle        Charlotte            NC

Specialty Industrial            195 Brooks Blvd.            Spartanburg          SC
Products (SIP)

Southern Warehouse              11931 Highway 225           LaPorte              TX

Southern Warehouse              1801 Yale Street            Houston              TX

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
Landsdale Warehouse             100 Corporate Drive         Montgomeryville      PA
Co., Inc.


     3. Prior Locations. Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
JLM Marketing, Inc.             707 Westchester Ave.        White Plains         NY

JLM International, Inc.         333 N. Sam Houston          Houston              TX
                                Parkway East Suite 855

JLM Industries de               Calle 98  No. 22-64         Sanatfe de Bogota    Columbia
                                Of. 717

JLM Jigisha Chemicals           214 Raheja Arcade           Koramangala          India
                                                            Bangalore 560 095

Lake River Warehouse            7400 Canal Bank Rd.         Forest View          ILL
                                S.W. #1

Solvents & Chemicals            4704 Shank Road             Pearland             TX
Warehouse

American Distillation, Inc.     1690 N. E. Royster Rd.      Leland               NC

JLM Stolthaven Terminal         920 State Street

M. B. I. S.                     123 Dowd Ave.               Elizabeth            NJ

Consolidated LOG Mgt            980-B Bourne Ave.           Garden City          GA

Frioner Cold Storage            40 Herman Mellville Blvd.   New Bedford          MA

Glenery Warehouse               76 Keller Street            Kearny               NJ

I. B. W. Warehouse              357 Wilson Ave.             Newark               NJ

Nansemond Cold Storage, Inc.                                Suffolk              VA

Liberty Warehouse               9460 Blue Grass Road        Philadelphia         PA

Miller Warehouse                1000 South Elmwood Dr.      Mexico               MO

Port City Warehouse             2155 Durant Ave.            North Charleston     SC

Name                            Mailing Address             City                 State
----                            ---------------             ----                 -----
Peerless Storage Co.            300 Taylor Street           Dayton               OH
Warehouse

Regional Storage Warehouse      405 Industrial Blvd.        Greenville           NC

Shipside Marine Warehouse       1601 S. Highland Ave.       Baltimore            MD

S & H Warehouse                 1075 Jenkins Blvd.          Akron                OH

PakTank                         1710 Woodbine St.           Wilmington           NC

StanTrans, Inc.                 111 Marin Dock Rd.          Texas City           TX

Specialty Warehouse             100 Aikeu St.               Cartersville         GA

Triangle Whse & Dist.           201 Aero Ct.                Greensboro           NC

Whiting Dist. Services          5470 Hecla Ave.             Detroit              MI

ASAS, Inc.                      222 Starkey St.             St. Paul             MN

American Select Dist. Whs       1735-57 Myrtle St.          Elizabeth            NJ

American Storage Whs            926 Tuckaseegee Rd.         Charlotte            NC

     4. No Unusual Transactions. Except as set forth in Schedule 4, all Accounts have been originated by the Company and all Equipment has been acquired by the Company in the ordinary course of its business.

     The undersigned hereby acknowledges and agrees that the Lender is relying on the representations and warranties made herein in connection with the extension of credit and/or other financial accommodations entered into between the undersigned and the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2001.

                             "COMPANY"

                             JLM INDUSTRIES, INC.


                                 x Richard T. Dawson
                             By:--------------------------------------------
                                   (duly authorized)

                             Name: Richard T. Dawson
                                   Vice President

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement dated as of April ___, 2001 is entered into by and between JLM Industries, Inc., a Delaware corporation (the "Company") and Citizens Bank of Massachusetts ("Citizens").

     Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

     1.2 "Common Stock" means (a) the Company's common stock, $___ par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's [Certificate of Incorporation], be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     1.3 "Exchange Act" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.4 "Persons" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

     1.5 "Registrable Shares" means (i) the shares of Warrant Stock and Other Securities (each as defined in the Warrant) issued and issuable upon exercise or conversion of the Warrant; provided, however, that shares of Warrant Stock or Other Securities which are Registrable Shares hall cease to be Registrable Shares upon any public sale pursuant to a registration statement under the Securities Act, Section 4(l) of the Securities Act or Rule 144 promulgated under the Securities Act.

     1.6 "Warrant" means that certain Stock Purchase Warrant of even date herewith issued by the Company to Citizens.

     1.7 "Securities Act" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     Section 2. "Piggy-Back" Registrations. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Securities, other than on Form S-8 or Form S-4 or their then equivalents, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within 20 days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered therein, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggy back") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right and there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any director, officer or employee of the Company or any subsidiary, (ii) any holder thereof not having any such contractual, incidental registration rights, and (iii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the holders of Registrable Shares, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental right under this Section 2 shall be construed to limit any registration required under Section 3.

     Section 3. Demand Registrations. If on not more than two (2) occasions (including an occasion of registration on Form S-1 or S-18 or their then equivalents) one or more holders of at least 20% of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least 20% of the Registrable Shares, the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within 20 days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect more than two (2) registrations pursuant to this Section 3, or more than one such registration during any 12 month period. If the Company determines to include shares to be sold by it in any registration requests pursuant to this Section 3, such registration shall be deemed to have been a registration under Section 2 of this Agreement.

     Section 4. Short-Form Registration on Form S-3. In addition to the rights provided the holder of Registrable Shares in Sections 2 and 3 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar or successor form promulgated by the Commission), the Company will so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify; provided, however, that the market value of the Registrable Shares to be sold in any such registration shall be estimated to be at least $500,000 at the time of filing such registration statement; and provided further, that the Company shall not be required to effect more than two (2) such registrations pursuant to this Section 4 in any twelve-month period.

     Section 5. Effectiveness of Registration Statements. The Company will use its best efforts to maintain the effectiveness of any registration statement pursuant to which any of the Registrable Shares are being offered until the earlier to occur of (i) the completion by the underwriters of the distribution pursuant to such registration statement or (ii) 90 days after the effectiveness of any registration statement, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state Securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

     Section 6. Indemnification of Holders of Registrable Shares. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any filing with any state Securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state Securities laws or regulations applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling Person expressly for use therein.

     Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling Person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

     Such holder of Registrable Shares, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld or delayed). The Company shall not, except with the approval of each party being indemnified under this Section 6, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds received by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Section 7. Indemnification of Company. In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered, to the extent permitted by law, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such loses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any filing with any state Securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the net proceeds received by such holder of the Registrable Shares sold in such registration.

     Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares.

     The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof' but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder bf Registrable Shares shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's consent (which consent shall not be unreasonably withheld or delayed).

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Agreement, makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 7 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds received by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Section 8. Damages. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     Section 9. Further Obligations of the Company. Whenever under the preceding Sections of this Agreement, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following at its sole expense:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable Securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided; however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the Securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c) Use its best efforts to list, or qualify for trading, such Registrable Shares on any and all national securities exchanges and markets, inter-dealer quotation systems, over-the-counter trading systems and bulletin board trading systems on which any of the Company's securities of the same class as the Registrable Shares shall then be listed or qualified for trading;

          (d)  Furnish to each selling holder a "signed counterpart" of:

               (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

               (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of Securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of Securities;

          (e) Permit each selling holder or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (f) Furnish to each selling holder a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering of Securities;

          (g) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

          (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

     Section 10. Expenses. In the case of any registration under Section 2, 3 or 4 of this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission and National Association of Securities Dealers, Inc. filing fees and expenses, and "blue sky" fees and expenses and the reasonable fees and disbursements of not more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters, commissions or discounts attributable to the Registrable Shares.

     The Company shall pay all expenses in connection with any registration initiated under this Agreement which is withdrawn, delayed or abandoned at the request of the Company, unless such registration is withdrawn, delayed or abandoned solely because of any actions of the holders of Registrable Shares.

     Section 11. Delay of Registration. For a period not to exceed 90 days, the Company shall not be obligated to prepare and file, or prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment with advice of counsel, reasonably believes

          (a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect
     (a) a pending or scheduled
     public offering of the Company's Securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (c) preexisting and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or
     (d) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

          (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

     Section 12. Conditions to Registration Obligations. The Company shall not be obligated to effect the registration of Registrable Shares pursuant to Sections 2, 3 and 4 unless all holders of Registrable Shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:

          (a) conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;

          (b) conditions requiring such holder to Comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

          (c) conditions prohibiting such holders upon receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus;

          (d) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under
     Section 5, the holders of shares include in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice form the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company; and

          (e) conditions requiring the holders of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company.

     Section 13. Approval of Underwriter. Any managing underwriter engaged by the Company in any registration made pursuant to Sections 3 or 4 shall require the approval in writing of a majority of the holders of Registrable Shares requesting such registration and the consent of the Company, which consent shall not be unreasonably withheld.

     Section 14. Transferability of Registration Rights. For all purposes of this Agreement, the holder of Registrable Shares shall include not only Citizens but (i) any assignee or transferee of the Registrable Shares who acquires at least ten percent (10%) of the Registrable Shares and who is not a direct competitor of the Company, or (ii) any general or limited partner or any officer or director of Citizens or their affiliates, including, but not limited to, their immediate family, irrevocable trusts for estate planning purposes and personal representatives; provided, however, that such assignee or transferee agrees in writing to e bound by all of the provision of this Agreement, including, without limitation Section 16 hereof.

     Section 15. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 16. Amendments, Waivers and Consents. Except as hereinafter provided, changes in or additions to this Agreement may be made, termination of this Agreement, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of more than fifty percent 50% in interest of the Registrable Shares, and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided that no consents shall be effective to reduce the percentage in interest of the Registrable Shares the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 17. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in the Warrantor at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

     All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch.

     Section 18. Costs, Expenses and Taxes. The Company agrees to pay the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the holders in connection with any amendment or waiver to this Agreement, (whether initiated by the Company or the holders) or the successful enforcement of this Agreement by the holders.

     Section 19. Binding Effect; Assignment. Except as provided in Section 16, this Agreement shall be binding upon and inure to the benefit of the Company and Citizens and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least two-thirds in interest of the Registrable Shares.

     Section 20. Prior Agreements. This Agreement and the Warrant constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof and thereof.

     Section 21. Severability. The provisions of this Agreement and the Warrant are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the Warrant shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Warrant; but this Agreement and the Warrant shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     Section 22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, and without giving effect to choice of laws provisions.

     Section 23. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 24. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 25. Further Assurances. From and after the date of this Agreement, upon the request of any holder or the Company, the Company and the holders shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                          [REST OF PAGE INTENTIONALLY
                          LEFT BLANK - SIGNATURE PAGE
                            IMMEDIATELY FOLLOWING]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed by their duly authorized representatives as an agreement under seal as of the date first above written.


JLM INDUSTRIES, INC.                CITIZENS BANK OF MASSACHUSETTS



By:  __________________________     By:  __________________________
     Name:                               Name:
     Title:                              Title:

                             JLM INDUSTRIES, INC.

                   Right to Purchase Shares of Capital Stock
                            of JLM Industries, Inc.

Stock Purchase Warrant No. W-1

     THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.


                            Stock Purchase Warrant

             Void after 5:00 p.m., Eastern Time on April __, 2011


     JLM Industries, Inc., a [Delaware] corporation (together with any corporation which shall succeed to or assume the obligations of JLM Industries, Inc. hereunder, the "Company"), hereby certifies that, for value received, Citizens Bank of Massachusetts, or its assigns ("Citizens"), is entitled, subject to the terms set forth below, to purchase from the Company at any time and from time to time until the expiration hereof pursuant to Section 2.3 below, up to Five Hundred Thousand (500,000) fully paid and non-assessable shares of the Company's common stock, $___ par value per share the "Warrant Stock"), at a purchase price per share of $_____ (the "Exercise Price"). The number of shares of Warrant Stock and the Exercise Price are subject to adjustment from time to time as provided herein. This Warrant is issued in connection with that certain First Amendment to Amended and Restated Credit Agreement (the "Loan Agreement") of even date herewith between the Company and Citizens, a copy of which is on file at the principal office of the Company.

1. DEFINITIONS. In addition to the terms which are defined in the body of this Warrant, certain terms used in this Warrant are defined in Section 15 hereof.

2.   EXERCISE OF WARRANT.

     2.1. Exercise. This Warrant may be exercised prior to its expiration pursuant to Section 2.3 hereof by the holder hereof at any time and from time to time by surrender of this Warrant, with the form of Notice of Exercise or Conversion at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Warrant Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal to the balance of the number shares then purchasable under this Warrant. Upon any exercise of this Warrant, in whole or in part, the holder hereof may, in lieu of paying the aggregate Exercise Price which otherwise would be payable with respect to the shares of Warrant Stock for which this Warrant is then being exercised (collectively, the "Exercise Shares"), (a) in the event the holder of this Warrant is also the holder of a promissory note of the Company, convert a like amount of outstanding principal and/or interest amount of such note into such number of shares of Warrant Stock, or (b) surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of shares of Warrant Stock determined as follows:

                    X = Y (A-B)/A
     where:
                    X = the number of shares of Warrant Stock to be issued to the Holder.

                    Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

                    A = the Fair Market Value (as defined below) of one share of Warrant Stock.

                    B = the Exercise Price.

     For purposes of this Section 2.1, the "Fair Market Value" of one share of Warrant Stock (the "Fair Market Value") at any date shall be determined as follows:

          (a) If shares of the same class or series as the Warrant Stock are at such time listed or admitted for trading on any national securities exchange or quoted on the National Quotation Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Fair Market Value shall be equal to the closing market price of such shares on the trading day immediately preceding the date of holder's Notice of Exercise or Conversion. As used in this subparagraph
     (a), "market price" for such trading day shall be the average of the closing prices on such day of such shares on all domestic primary national securities exchanges on which such shares are then listed, or, if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or if such shares shall not be so listed, the average of the representative bid and asked prices at the end of such trading day as reported by NASDAQ.

          (b) If shares of the same class or series as the Warrant Stock are not at such time listed or admitted for trading on any national securities exchange or quoted on NASDAQ, then the Fair Market Value of one share of Warrant Stock shall be determined by the Board of Directors of the Company in its reasonable good faith judgment; provided, that if Citizens advises the Company in writing that Citizens disagrees with such determination, then Citizens and the Company shall promptly select a reputable investment banking or appraisal firm to undertake a valuation of such shares. If the valuation of such investment banking or appraisal firm is greater than that determined by the Board of Directors by five percent (5%) or more, then all fees and expenses of such investment banking or appraisal firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Citizens. The determination of such investment banking or appraisal firm shall be conclusive for purposes hereof.

     2.2. Warrant Agent In the event that a bank or trust company shall have been appointed as trustee for the holder of the Warrant pursuant to Section 6.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 16 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 2.

     2.3. Termination. This Warrant shall terminate upon the earliest to occur of (a) exercise in full, or (b) April ___, 2011.

3.   REGISTRATION RIGHTS.

     3.1. Registration Rights. The Warrant Stock shall have certain registration rights as set forth in that certain Registration Rights Agreement between the Company and Citizens of even date herewith. The Company represents and warrants to Citizens that the Company's execution, delivery and performance of the Registration Rights Agreement (a) has been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders,
(b) will not violate the Certificate or By-laws, each as amended, (c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, and
(d) does not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant.

4.   DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

     4.1. Delivery. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Warrant Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

     4.2. Fractional Shares. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Warrant Stock, then, in such event, the holder of this Warrant shall be entitled to cash equal to the Fair Market Value of such fractional share determined in the same manner as for one share of Warrant Stock pursuant to Section 2.1 hereof.

5. ADJUSTMENTS FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Warrant Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

          (a) other or additional, or rights to acquire, stock or other securities or property (other than cash) by way of dividend;

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company); or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Warrant Stock pursuant to adjustments which are provided for in Section 7.1 hereof, then and in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in subsections (b) and (c) of this Section 5) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Warrant Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and received and retained all such other or additional stock and other securities and property (including cash in the cases referred to in subsections (b) and (c) of this Section 5) receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

6.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

     6.1. Certain Adjustments. In case at any time or from time to time, (a) the Company shall (i) effect a capital reorganization, reclassification or recapitalization, or determine to dissolve, liquidate or wind up, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person, or (b) any other transaction shall occur in which the holders of the Company's issued and outstanding voting equity securities immediately prior to such transaction beneficially own less than 50.1% of the voting equity securities of the successor or surviving entity immediately after such transaction (each event in clauses (a) and (b) of this Section 6.1 being an "Acquisition") then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation, merger, transfer or other transaction or the effective date of such liquidation, dissolution or winding up, as the case may be, shall receive, in lieu of the shares of Warrant Stock (or Other Securities) issuable on such exercise immediately prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation (or thereafter as a result of such consummation, including in connection with any dissolution of the Company) if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

     6.2. Appointment of Trustee for Warrant Holders Upon Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrant.

     6.3. Continuation of Terms. Upon an Acquisition, this Warrant shall be assumed by the acquiring Person and shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, reclassification, recapitalization, consolidation, merger, transfer or other transaction (and the effective date of dissolution following any such transfer), as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company and including, in the case of a transaction described in
Section 6.1(b) above, the person acquiring such shares of the Company's issued and outstanding voting equity securities, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof. Notwithstanding the foregoing, at the election of Citizens, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Citizens in consideration of the shares of Warrant Stock had Citizens exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Exercise Price of the shares of Warrant Stock, but in no event less than zero.

7.   ADJUSTMENTS FOR STOCK SPLITS ETC.

     7.1. General. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision or combination of the outstanding shares of the Warrant Stock(a "Stock Event"), then (a) the number of shares of Warrant Stock to be received by the holder of this Warrant upon exercise hereof shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company outstanding (on a fully diluted as converted, as exercised basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company outstanding (on a fully diluted basis) after such Stock Event, and (b) the Exercise Price shall be proportionately decreased or increased as appropriate upon the occurrence of any stock split or other subdivision or combination of the Warrant Stock.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of the Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, (iii) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any other person to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

9. CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the Exercise Price, or the number or class of shares of Warrant Stock issuable on the exercise of this Warrant the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the consideration received or receivable by the Company for any additional shares of Warrant Stock (or Other Securities) issued or sold or deemed issued or sold,(ii) the number of shares of Warrant Stock then outstanding or deemed to be outstanding on a fully diluted, as converted, as exercised basis, and (iii) the Exercise Price and the number of shares of Warrant Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holders of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by the Company's independent accounting firm or another independent certified public accountant at the expense of the Company.

10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder as follows:

     10.1. Organization and Good Standing. The Company is duly organized and existing as a corporation in good standing in the [State of Delaware] and is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary. The Company has the corporate power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     10.2. Authorization, The execution, delivery and performance by the Company of this Warrant, and the issuance and sale by the Company of the Securities hereunder (a) are within the Company's corporate power and authority,
(b) have been duly authorized by all necessary corporate proceedings, and (c) do not conflict with or result in any breach of any provision of, or the creation of any lien upon any of the property of the Company or require any consent or approval pursuant to, the Certificate or by-laws of the Company or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument applicable to the Company.

     10.3. Enforceability. The execution and delivery by the Company of this Warrant, and the issuance and sale by the Company of the Securities hereunder, will result in legally binding obligations of the Company, enforceable against the Company in accordance with the respective terms and provisions hereof and thereof.

     10.4. Governmental Approvals. The execution, delivery and performance by the Company of this Warrant, and the issuance and sale of the Securities hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency.

     10.5.  ____________________________________________________________________
Reservation, Etc. Sufficient shares of authorized but unissued Warrant Stock have been reserved by appropriate corporate action in connection with the prospective exercise of this Warrant. The issuance of the Securities will not require any further corporate action by the stockholders or directors of the Company, will not be subject to preemptive rights in any present or future stockholders or other securities holders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and all Warrant Stock when issued upon exercise of this Warrant in accordance with its terms, will be duly authorized, validly issued, fully paid and non-assessable.

     10.6. Defaults. Other than with respect to that certain Amended and Restated Credit Agreement dated as of ________ between the Company and Citizens, the Company is not in default under any provisions of its Certificate or by-laws, or under any provisions of any franchise, contract, agreement, lease or other instrument to which it is a party or by which it or its property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation, which default or violation could affect adversely in any material manner the business, assets or financial condition of the Company.

     10.7. Issuance of Securities. All securities of the Company to be issued pursuant to this Warrant when issued will have been issued in accordance with all applicable laws and regulations, including without limitation the Securities Act and state "blue sky" laws.

    10.8. Financial Statements. All financial statements and financial information of the Company furnished to Citizens by the Company are true and correct and fairly present in all material respects the financial condition and/or results of operations, as the case may be, of the Company at the close of business on the date thereof.

     10.9. Representations and Warranties under Related Agreements. All representations and warranties made by the Company in the Financing Agreements are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to Citizens and made representations and warranties of the Company hereunder as fully as if set forth herein.

     10.10. Disclosure. No representation, warranty or statement made in this Warrant, any Financing Agreement, or any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

11. INVESTMENT REPRESENTATION. Citizens represents and warrants to the Company that Citizens is (a) an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, and (b) acquiring the Securities for investment and not with a view to selling or otherwise distributing the Securities in violation of the Securities Act and state "blue sky" laws; provided, however, that the disposition of Citizens's property shall at all times be and remain in Citizens's control, subject to Section 20 hereof.

12.  NOTICES OF RECORD DATE.  In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or Other Securities) shall be entitled to exchange their shares of Warrant Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

13. INFORMATION RIGHTS. So long as Citizens holds this Warrant and/or any of the Warrant Stock, the Company shall deliver to the holder, promptly after mailing/sending, copies of all press releases, reports, financial statements, notices or other written communications to any shareholders of the capital stock of the Company, and at all times, if any, when the Company shall have failed to timely file, or shall not be required to file, reports with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall deliver to the holder (a) within one hundred twenty (120) days after the end of each fiscal year of the Company, the annual audited consolidated financial statements of the Company certified by independent public accountants of recognized standing, and (b) such other financial statements required under and in accordance with any loan documents between Citizens and the Company or if there are no such requirements (or if the subject loan(s) no longer are outstanding), then within forty-five
(45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited consolidated financial statements, certified by the Company's chief financial officer.

14. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times take all actions necessary to reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Warrant Stock and Other Securities to permit exercise from time to time in full of this Warrant and conversion of such shares of Warrant Stock and Other Securities.

15. DEFINITIONS. As used herein the following terms have the following respective meanings:

     15.1. The term "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Citizens (or other specified Person).

     15.2.   "Bank Affiliate"  See Section 19 hereof.

     15.3.   "Bank Holding Company Act"  See Section 19 hereof.

     15.4. The term "Certificate" shall mean the Company's Certificate of Incorporation, as amended and/or restated and in effect from time to time, including without limitation any Certificate of Designation applicable to the Warrant Stock.

     15.5. The term "Financing Agreements" shall include this Warrant and the Loan Agreement and all present and future documents, instruments, agreements and certificates executed and delivered to Citizens by any Person in connection therewith.

     15.6. The term "Other Securities" refers to any stock (other than Warrant Stock) and other securities of the Company or any other Person (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Warrant Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

     15.7. The term "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

     15.8. The term "Securities" shall mean, collectively, the Warrant, and the shares of Warrant Stock and Other Securities issuable hereunder..

     15.9. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute or code, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     15.10. The term "Small Business Act" shall mean the Small Business Investment Act of 1958, as amended, or any successor federal statute, and the rules and regulations of the Small Business Administration thereunder, all as the same shall be in effect from time to time.

16. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Warrant Stock on the exercise of this Warrant pursuant to
Section 2 hereof, and exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

18. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier, fee prepaid, to the following address, or to such other address as the holder hereof may have furnished to the Company in accordance with this Section 18:

               Mr. Fred Manning
               Citizens Bank of Massachusetts
               __________________________
               __________________________

copies to:
               Q. Ellis Telford, Esq.
               Riemer & Braunstein LLP
               Three Center Plaza
               Boston, MA 02108

19.  REGULATORY RESTRICTIONS.

     19.1. Holding Company. No Person which is a bank holding company or a subsidiary of a bank holding company (a "Bank Affiliate") as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder (the "Bank Holding Company Act") shall acquire Warrant Stock, if, after giving effect to such acquisition, the Bank Affiliate, together with its Affiliates, would own more than five percent (5%) of the outstanding voting securities of the Company. Notwithstanding the foregoing, shares of Warrant Stock may otherwise be acquired or held by Citizens or any Affiliate of Citizens which is a Small Business Investment Company consistent with and subject to the limitations contained in the Small Business Act and, to the extent not inconsistent with the Bank Holding Company Act, shares of Warrant Stock may be acquired in the event that:

          (a) the Company shall vote to merge or consolidate with or into any other Person and after giving effect to such merger or consolidation Citizens or Affiliate of Citizens would not own more than five percent (5%) of the outstanding voting securities of the surviving corporation; or

          (b) said holder exercises its registration rights pursuant to Section 3 hereof and the registration statement resulting therefrom is effective.

20.  RESTRICTIONS ON  TRANSFER.

     20.1. General Restriction. The Securities shall be transferable only upon the satisfaction of the conditions set forth below in this Section 20.

     20.2. Restrictions on Transfer. The holder of this Warrant and each Person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that such Person will not transfer this Warrant or any Warrant Stock except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act (or any other rule under the Securities Act related to the disposition of securities), (iii) transfers by or between Citizens and any of its Affiliates, or (iv) upon the delivery of an opinion of counsel, reasonably satisfactory to the Company, that such transfer is exempt from registration under the Securities Act.

     20.3. Restrictive Legends. Except as otherwise permitted by this Section 20, each Security shall bear a legend substantially in accordance with Section
20.2 above.

     20.4. Transferability. Subject to the provisions of this Section 20, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof, at the office or agency of the Company by the registered holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of a holder thereunder and to be bound by all of the applicable terms and provisions of this Warrant.

21. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the Commonwealth of Massachusetts. All representations and warranties set forth in this Warrant shall survive the execution and delivery of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.


                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Warrant No. W-1 of JLM Industries, Inc. as an instrument under seal as of April ___, 2001.



(Corporate Seal)                 JLM INDUSTRIES, INC.


Attest:                          By:
                                    ---------------------------
                                       Name:
                                            ---------------------------
                                 Title:
------------------------               ------------------------
Name:
Title:

                       NOTICE OF EXERCISE OR CONVERSION
                       --------------------------------


                                                       Date:
                                                            -------------,----

  [Issuer]
__________________
__________________
Attn:  President

Ladies and Gentlemen:

     The undersigned hereby elects to exercise or convert the enclosed Warrant issued to it by [Issuer] (the "Company") and dated as of
                                                         ____________, ____.

     The undersigned elects to:

     [_]  Exercise the Warrant and to purchase thereunder              shares
                                                         -------------
          of the Warrant Stock of the Company (the "Shares") at an exercise
          price of             per Share for an aggregate purchase price of
                  ------------
                        Dollars ($      ) (the "Purchase Price"). Pursuant to
          -------------           ------
          the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full.

     [_]  Convert   % of the value of the Warrant at the current Exercise Price
                 --
          (as defined in the Warrant) of $      per Share.
                                          ------

     [_]  Convert $      of the outstanding principal and interest under that
                   ------
          certain [Note] dated         , in the face amount of $           ,
                              ---------                         -----------
          issued by the Company and held by the undersigned, at the current
          Exercise Price of $      per share.
                             ------

                                         Very truly yours,



                                         -----------------------

Receipt Acknowledged:

  [ISSUER]

By
Title:
      ------------------------
on
      ------------------, ----

                              FORM OF ASSIGNMENT


(To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers
unto               of                            the right represented by the
     --------------   ---------------------------
within Stock Purchase Warrant to purchase _____ shares of Warrant Stock of

[Issuer] a Delaware corporation, to which the within Stock Purchase Warrant
relates, and appoints                   Attorney to transfer such right on the
                      -----------------
books of [Issuer], with full power of substitution in the premises.


Dated:
       -----------------------------------------------------------------------
                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                    --------------------------------------
                                    (Address)

Signed in the presence of:


--------------------------------